                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                                    SBE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            0-8419                                   94-1517641
      (Commission File No.)            (I.R.S. Employer Identification No.)

                          2305 CAMINO RAMON, SUITE 200
                            SAN RAMON, CA 94583-1369
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 355-2000

ITEM  9.  REGULATION  FD  DISCLOSURE



Item  12.  Results  of  Operations  and  Financial  Condition.

On August 27, 2003, SBE, Inc. announced its results of operations for the three and nine months ended July 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 this Current Report on Form 8-K and incorporated by reference herein.


7.  Financial  Statements,  Pro  Forma  Financial  Information  and  Exhibits.

(c)  Exhibits.

(99.1)  Press  release  issued  by  SBE,  Inc.

EXHIBIT  NUMBER               EXHIBIT

99.1  SBE  third  quarter  2003  Earnings  Release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SBE,  INC.


Dated:  August  27,  2003               By:  /s/  David  W.  Brunton
                                        -----------------------------------
                                        David  W.  Brunton
                                        Chief  Financial  Officer  and
                                        Vice  President,  Finance